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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 18, 2005

                                _________________


                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     0-32383                  23-3070336
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                    Identification No.)

     C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                  225 CITY LINE AVENUE
               BALA CYNWYD, PENNSYLVANIA                           19004
        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

            On May 18, 2005, Pegasus Communications Corporation received notice from the Nasdaq Stock Market that the Company's Class A common stock would be delisted effective with the open of business on Friday, May 20, 2005. Based on the delisting notice received from Nasdaq, the Company believes that the findings of fact reported to the Nasdaq Listing Qualifications Panel are incorrect. The Company intends to file a request for reconsideration by the Nasdaq Listing Qualifications Panel. Pursuant to Nasdaq's rules, the Company is required to file its request for reconsideration within seven calendar days of receiving the delisting notice and the Nasdaq Listing Qualifications Panel has until 15 calendar days after the delisting notice to respond to the request for reconsideration. Separately, the Company filed an appeal yesterday with the Nasdaq Listing and Hearing Review Council seeking a review of the Nasdaq Listing Qualifications Panel's decision to delist. Neither this appeal nor the Company's intended request for reconsideration will stay the delisting unless and until the Listing Qualifications Panel or the Review Council decides otherwise. The Company anticipates that its Class A common stock will trade on the Pink Sheets during the period that it is not listed on Nasdaq.

            The notice of delisting follows (i) an April 5, 2005 Nasdaq staff determination that the Company had failed to comply with the Nasdaq filing requirement, as set forth in Marketplace Rule 4310(c)(14), due to the fact that it had not filed its Annual Report on Form 10-K for the year ended December 31, 2004 with the SEC by March 31, 2005, (ii) a May 5, 2005 hearing before a Nasdaq Listing Qualifications Panel and (iii) the May 18, 2005 filing of the Company's Form 10-K and the Company's request, submitted after the filing of the Form 10-K but before the notice of delisting, that the Nasdaq Listing Qualifications Panel grant Pegasus' request for an exception to allow Pegasus until June 15, 2005 to file its Form 10-Q for the quarter ended March 31, 2005. The Company is working diligently to file its first quarter Form 10-Q and anticipates filing the Form 10-Q on or before June 15, 2005. After the first quarter Form 10-Q is filed, the Company believes that it will be able to timely file its future reports since the circumstances that led to the late filings are nonrecurring and other than the untimely filing of its first quarter Form 10-Q the Company is otherwise in compliance with Nasdaq's requirements.

         In connection with the receipt of the Nasdaq delisting notice, we issued a press release on May 19, 2005, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)       Exhibits.

          99.1 Press Release dated May 19, 2005



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PEGASUS COMMUNICATIONS CORPORATION


                                      By /s/ Scott A. Blank
                                        ----------------------------------
                                             Scott A. Blank,
                                             Senior Vice President


Date: May 20, 2005